Exhibit 99.1

FIRST SAVINGS FINANCIAL GROUP, INC. REPORTS FINANCIAL RESULTS FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2021

Jeffersonville, Indiana — January 25, 2022. First Savings Financial Group, Inc. (NASDAQ: FSFG - news) (the "Company"), the holding company for First Savings Bank (the "Bank"), today reported net income of $4.3 million, or $0.60 per diluted share, for the quarter ended December 31, 2021 compared to net income of $9.9 million, or $1.39 per diluted share, for the quarter ended December 31, 2020.

Commenting on the Company’s performance, Larry W. Myers, President and CEO, stated: “We had a very strong quarter of loan growth, recognized a stable net interest margin excluding PPP loans, realized improved asset quality ratios, executed our first sale of single-tenant net lease loans, and continued to stabilize the financial performance of the mortgage banking segment while positioning it for growth in calendar 2022. The core banking segment provided solid performance while the SBA lending segment underperformed due to an increase in provision for loan losses related to downgrades of nonperforming loans, which is oftentimes challenging to predict. I’m optimistic that the Company is well-positioned for the opportunities and challenges that will occur during 2022 and that each of the business lines will thrive and deliver exceptional value to our shareholders.”

Results of Operations for the Three Months Ended December 31, 2021 and 2020

Net interest income increased $164,000, or 1.2%, to $13.9 million for the three months ended December 31, 2021 as compared to the same period in 2020. The increase in net interest income was due to a $428,000 decrease in interest expense, partially offset by a $264,000 decrease in interest income. Interest income decreased due to a decrease in the average balance of interest-earning assets of $99.3 million, from $1.63 billion for 2020 to $1.53 billion for 2021, partially offset by an increase in the weighted-average tax-equivalent yield, from 4.03% for 2020 to 4.22% for 2021. The decrease in the average balance of interest-earning assets was due primarily to a decrease in PPP loans of $128.1 million and the increase in the weighted-average tax-equivalent yield is due primarily to an increase in the yield on PPP loans from 2.42% for 2020 to 4.65% for 2021. The increase in the yield on PPP loans was due to accelerated recognition of deferred PPP loan fees related to forgiveness payoffs during the quarter ended December 31, 2021. Interest expense decreased due to a decrease in the average cost of interest-bearing liabilities, from 0.70% for 2020 to 0.62% for 2021, and a decrease in the average balance of interest-bearing liabilities of $113.0 million, from $1.31 billion for 2020 to $1.20 billion for 2021. The decrease in the average cost of interest-bearing liabilities for 2021 was due primarily to decreasing market interest rates on deposits, including brokered certificates of deposit, and FHLB borrowings.

The Company recognized a provision for loan losses of $526,000 for the three months ended December 31, 2021 compared to a provision of $668,000 for the same period in 2020. Nonperforming loans, which consist of nonaccrual loans and loans over 90 days past due and still accruing interest, decreased $2.7 million from $15.5 million at September 30, 2021 to $12.7 million at December 31, 2021. The Company recognized net charge-offs of $47,000 for the three months ended December 31, 2021, compared to net charge-offs of $570,000 for the same period in 2020, of which $506,000 was related to unguaranteed portions of SBA loans.

Noninterest income decreased $29.6 million for the three months ended December 31, 2021 as compared to the same period in 2020. The decrease was due primarily to a decrease in mortgage banking income of $30.5 million. The decrease in mortgage banking income was primarily due to a $38.1 million decrease in production revenue from lower originations for sale, a decrease in the gain on sale margin, from 3.50% in 2020 to 2.08% in 2021, and an $8.4 million decrease in capitalized residential mortgage loan servicing rights, partially offset by a $675,000 increase in the fair value of the residential mortgage loan servicing rights portfolio in 2021 as compared to a $3.1 million unfavorable fair value adjustment recognized in 2020. Mortgage loans originated for sale were $541.1 million in the three months ended December 31, 2021 as compared to $1.43 billion in the same period in 2020.

Noninterest expense decreased $19.6 million for the three months ended December 31, 2021 as compared to the same period in 2020. The decrease was due primarily to decreases in compensation and benefits and advertising expense of $16.6 million and $1.5 million, respectively. The decrease in compensation and benefits expense is due primarily to a reduction in incentive compensation for the Company’s mortgage banking segment as a result of decreased mortgage banking income. The decrease in advertising expense was related to the reduced loan origination volume of the mortgage banking segment.

The Company recognized income tax expense of $811,000 for the three months ended December 31, 2021 compared to $4.5 million for the same period in 2020. The decrease was primarily the result of lower pretax income in 2021. The effective tax rate for 2021 was 15.9% as compared to 30.5% for 2020. The lower effective tax rate for 2021 was primarily due to lower nondeductible executive compensation expense in 2021 as compared to 2020.

Comparison of Financial Condition at December 31, 2021 and September 30, 2021

Total assets increased $43.2 million, from $1.72 billion at September 30, 2021 to $1.76 billion at December 31, 2021. Net loans held for investment increased $66.7 million during the quarter ended December 31, 2021, due primarily to growth in single-tenant net lease commercial real estate and residential mortgage loans, partially offset by a $10.6 million decrease in PPP loans. Excluding the decrease in PPP loans, net loans held for investment increased $77.3 million, or 7.2%, during the quarter ended December 31, 2021. Residential mortgage and single-tenant net lease loans held for sale decreased $47.2 million and $7.4 million, respectively, during the quarter due to loan sales outpacing originations. Residential mortgage loan servicing rights increased $5.2 million, or 10.5%, to $54.8 million at December 31, 2021 as the Company continues to increase its loan servicing portfolio.

Total liabilities increased $39.4 million due primarily to an increase of $39.5 million in total deposits.

Common stockholders’ equity increased $3.8 million, from $180.4 million at September 30, 2021 to $184.2 million at December 31, 2021, due primarily to an increase in retained net income of $3.4 million. At December 31, 2021 and September 30, 2021, the Bank was considered “well-capitalized” under applicable regulatory capital guidelines.

First Savings Bank is an entrepreneurial community bank headquartered in Jeffersonville, Indiana, which is directly across the river from Louisville, Kentucky, and operates fifteen depository branches within Southern Indiana. The Bank also has three national lending programs, including single-tenant net lease commercial real estate, SBA lending and residential mortgage banking, with offices located throughout the United States. The Bank is a recognized leader, both in its local communities and nationally for its lending programs. The employees of First Savings Bank strive daily to achieve the organization’s vision, We Expect To Be The BEST community BANK, which fuels our success. The Company’s common shares trade on The NASDAQ Stock Market under the symbol “FSFG.”

This release may contain forward-looking statements within the meaning of the federal securities laws. These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including the duration, extent and severity of the COVID-19 pandemic, including its effect on our customers, service providers and on the economy and financial markets in general; changes in market interest rates; changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on its behalf. Except as may be required by applicable law or regulation, the Company assumes no obligation to update any forward-looking statements.

Contact:

Tony A. Schoen, CPA

Chief Financial Officer

812-283-0724

FIRST SAVINGS FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

* All share and per share amounts have been adjusted to reflect the three-for-one stock split effective September 15, 2021.

	Three Months Ended
	December 31,
OPERATING DATA:	2021	2020
(In thousands, except share and per share data)

Total interest income	$15,762	$16,026
Total interest expense	1,859	2,287

Net interest income	13,903	13,739
Provision for loan losses	526	668

Net interest income after provision for loan losses	13,377	13,071

Total noninterest income	16,591	46,183
Total noninterest expense	24,852	44,402

Income before income taxes	5,116	14,852
Income tax expense	811	4,527

Net income	4,305	10,325

Less: Net income attributable to noncontrolling interests	-	402

Net income attributable to the Company	$4,305	$9,923

Net income per share, basic	$0.60	$1.40
Weighted average shares outstanding, basic	7,116,790	7,101,183

Net income per share, diluted	$0.60	$1.39
Weighted average shares outstanding, diluted	7,207,210	7,154,106

Performance ratios (three-month data annualized)
Return on average assets	1.01%	2.23%
Return on average equity	9.45%	25.43%
Return on average common stockholders' equity	9.45%	24.52%
Net interest margin (tax equivalent basis)	3.73%	3.46%
Efficiency ratio	81.50%	74.10%

	December 31,	September 30,	Increase
FINANCIAL CONDITION DATA:	2021	2021	(Decrease)
(In thousands, except per share data)

Total assets	$1,764,589	$1,721,394	$43,195
Cash and cash equivalents	40,592	33,428	7,164
Investment securities	220,926	208,518	12,408
Loans held for sale	161,218	214,940	(53,722)
Gross loans (1)	1,157,435	1,090,237	67,198
Allowance for loan losses	14,780	14,301	479
Interest earning assets	1,570,079	1,540,111	29,968
Goodwill	9,848	9,848	-
Core deposit intangibles	935	988	(53)
Loan servicing rights	59,187	54,026	5,161
Noninterest-bearing deposits	287,449	291,039	(3,590)
Interest-bearing deposits (2)	979,586	936,541	43,045
Federal Home Loan Bank borrowings	258,377	250,000	8,377
Total liabilities	1,580,369	1,541,017	39,352
Stockholders' equity, net of noncontrolling interests	184,220	180,377	3,843

Book value per share	$25.69	$25.31	0.38
Tangible book value per share (3)	24.19	23.79	0.40

Non-performing assets:
Nonaccrual loans - SBA guaranteed	$5,518	$6,748	$(1,230)
Nonaccrual loans - unguaranteed	7,210	8,252	(1,042)
Total nonaccrual loans	$12,728	$15,000	$(2,272)
Accruing loans past due 90 days	-	472	(472)
Total non-performing loans	12,728	15,472	(2,744)
Troubled debt restructurings classified as performing loans	1,704	1,743	(39)
Total non-performing assets	$14,432	$17,215	$(2,783)

Asset quality ratios:
Allowance for loan losses as a percent of total gross loans	1.28%	1.31%	(0.03%)
Allowance for loan losses as a percent of total gross loans, excluding PPP loans (4)	1.33%	1.38%	(0.05%)
Allowance for loan losses as a percent of nonperforming loans	116.12%	92.43%	23.69%
Nonperforming loans as a percent of total gross loans	1.10%	1.42%	(0.32%)
Nonperforming assets as a percent of total assets	0.82%	1.00%	(0.18%)

(1)	Includes $46.0 million and $56.7 million of PPP loans at December 31, 2021 and September 30, 2021, respectively.

(2)	Includes $120.6 million and $100.1 million of brokered certificates of deposit at December 31, 2021 and September 30, 2021, respectively.

(3)	See reconciliation of GAAP and Non-GAAP financial measures for additional information relating to calculation of this item.

(4)	Denominator excludes PPP loans, which are fully guaranteed by the SBA. This ratio is non-GAAP, but is believed by management to be meaningful because it provides a comparable ratio after eliminating PPP loans.

RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES (UNAUDITED):

The following non-GAAP financial measures used by the Company provide information useful to investors in understanding the Company's performance.  The Company believes the financial measures presented below are important because of their widespread use by investors as a means to evaluate capital adequacy and earnings.  The following table summarizes the non-GAAP financial measures derived from amounts reported in the Company's consolidated financial statements and reconciles those non-GAAP financial measures with the comparable GAAP financial measures.

	December 31,	September 30,	Increase
Tangible Book Value Per Share	2021	2021	(Decrease)
(In thousands, except share and per share data)

Stockholders' equity, net of noncontrolling interests (GAAP)	$184,220	$180,377	$3,843
Less: goodwill and core deposit intangibles	(10,783)	(10,836)	53
Tangible equity (non-GAAP)	$173,437	$169,541	3,896

Outstanding common shares	7,169,826	7,125,888	43,938

Tangible book value per share (non-GAAP)	$24.19	$23.79	$0.40

Book value per share (GAAP)	$25.69	$25.31	$0.38

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED):	As of
Summarized Consolidated Balance Sheets	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2020
Total cash and cash equivalents	$40,592	$33,428	$22,909	$30,837	$35,392
Total investment securities	220,926	208,518	209,551	207,331	205,661
Total loans held for sale	161,218	214,940	277,374	207,141	357,242
Total loans, net of allowance for loan losses	1,142,655	1,075,936	1,065,852	1,128,348	1,114,708
PPP loans	46,020	56,656	100,573	159,320	178,499
Loan servicing rights	59,187	54,026	51,778	49,367	35,232
Total assets	1,764,589	1,721,394	1,759,330	1,751,257	1,873,665

Total deposits	$1,267,035	$1,227,580	$1,127,155	$1,095,496	$1,121,320
Federal Home Loan Bank borrowings	258,377	250,000	283,289	289,237	340,092
Federal Reserve PPPLF borrowings	-	-	107,829	128,494	172,772

Stockholders' equity	$184,220	$180,377	$177,735	$173,040	$165,745

Outstanding common shares	7,169,826	7,125,888	7,124,388	7,125,081	7,124,781

	Three Months Ended
Summarized Consolidated Statements of Income	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2020
Total interest income	$15,762	$16,243	$16,150	$16,840	$16,026
Total interest expense	1,859	1,819	1,921	2,060	2,287
Net interest income	13,903	14,424	14,229	14,780	13,739
Provision (credit) for loan losses	526	8	(2,730)	287	668
Net interest income after provision for loan losses	13,377	14,416	16,959	14,493	13,071

Total noninterest income	16,591	16,495	18,785	38,973	46,183
Total noninterest expense	24,852	25,104	30,619	39,284	44,402
Income before income taxes	5,116	5,807	5,125	14,182	14,852
Income tax expense	811	958	817	3,695	4,527
Net income	4,305	4,849	4,308	10,487	10,325
Less: net income attributable to noncontrolling interests	-	-	-	-	402
Net income attributable to the Company	$4,305	$4,849	$4,308	$10,487	$9,923

Net income per share, basic	$0.60	$0.68	$0.61	$1.48	$1.40
Weighted average shares outstanding, basic	7,116,790	7,111,594	7,109,481	7,108,926	7,101,183

Net income per share, diluted	$0.60	$0.67	$0.60	$1.46	$1.39
Weighted average shares outstanding, diluted	7,207,210	7,200,357	7,178,943	7,164,189	7,154,106

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Consolidated Performance Ratios (Annualized)	2021	2021	2021	2021	2020
Return on average assets	1.01%	1.12%	1.00%	2.34%	2.23%
Return on average equity	9.45%	10.92%	9.94%	24.97%	25.43%
Return on average common stockholders' equity	9.45%	10.92%	9.94%	24.97%	24.52%
Net interest margin (tax equivalent basis)	3.73%	3.79%	3.75%	3.69%	3.46%
Efficiency ratio	81.50%	81.19%	92.75%	73.08%	74.10%

	As of or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Consolidated Asset Quality Ratios	2021	2021	2021	2021	2020
Nonperforming loans as a percentage of total loans	1.10%	1.42%	1.15%	1.00%	1.10%
Nonperforming assets as a percentage of total assets	0.82%	1.00%	0.81%	0.78%	0.78%
Allowance for loan losses as a percentage of total loans	1.28%	1.31%	1.36%	1.52%	1.51%
Allowance for loan losses as a percentage of nonperforming loans	116.12%	92.43%	117.88%	152.72%	138.02%
Net charge-offs to average outstanding loans	0.00%	0.03%	0.00%	0.00%	0.04%

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED) (CONTINUED):	Three Months Ended
Segmented Statements of Income Information	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2020
Core Banking Segment:
Net interest income	$11,495	$11,517	$11,401	$11,114	$10,861
Provision (credit) for loan losses	(144)	(189)	(2,401)	106	702
Net interest income after provision (credit) for loan losses	11,639	11,706	13,802	11,008	10,159
Noninterest income	1,942	1,780	1,509	1,490	1,552
Noninterest expense	9,482	8,800	9,364	8,991	8,112
Income before income taxes	4,099	4,686	5,947	3,507	3,599
Income tax expense	500	569	792	507	570
Net income attributable to the Company	$3,599	$4,117	$5,155	$3,000	$3,029

SBA Lending Segment (Q2):
Net interest income (5)	$1,875	$2,455	$2,510	$3,227	$2,147
Provision (credit) for loan losses	670	197	(329)	181	(34)
Net interest income after provision (credit) for loan losses	1,205	2,258	2,839	3,046	2,181
Noninterest income	1,901	2,194	2,675	3,407	1,385
Noninterest expense	2,236	1,973	2,206	2,449	2,746
Income before income taxes	870	2,479	3,308	4,004	820
Income tax expense	265	612	790	1,005	105
Net income	605	1,867	2,518	2,999	715
Less: net income attributable to noncontrolling interests	-	-	-	-	402
Net income attributable to the Company (6)	$605	$1,867	$2,518	$2,999	$313

Mortgage Banking Segment:
Net interest income	$533	$452	$318	$439	$731
Provision for loan losses	-	-	-	-	-
Net interest income after provision for loan losses	533	452	318	439	731
Noninterest income	12,748	12,521	14,601	34,076	43,246
Noninterest expense	13,134	14,331	19,049	27,844	33,544
Income (loss) before income taxes	147	(1,358)	(4,130)	6,671	10,433
Income tax expense (benefit)	46	(223)	(765)	2,183	3,852
Net income (loss) attributable to the Company	$101	$(1,135)	$(3,365)	$4,488	$6,581

Net Income (Loss) Per Share by Segment
Net income per share, basic - Core Banking	$0.50	$0.58	$0.73	$0.42	$0.43
Net income per share, basic - SBA Lending (Q2) (7)	0.09	0.26	0.35	0.42	0.04
Net income (loss) per share, basic - Mortgage Banking	0.01	(0.16)	(0.47)	0.64	0.93
Total net income per share, basic (7)	$0.60	$0.68	$0.61	$1.48	$1.40

Net Income (Loss) Per Diluted Share by Segment
Net income per share, diluted - Core Banking	$0.50	$0.57	$0.72	$0.42	$0.42
Net income per share, diluted - SBA Lending (Q2) (8)	0.09	0.26	0.35	0.42	0.04
Net income (loss) per share, diluted - Mortgage Banking	0.01	(0.16)	(0.47)	0.62	0.93
Total net income per share, diluted (8)	$0.60	$0.67	$0.60	$1.46	$1.39

(5) Includes net interest income derived from PPP loans of:	$550	$1,145	$1,220	$1,887	$928

(6) Includes net income attributable to the Company derived from PPP loans (tax effected) of:	$413	$859	$915	$1,415	$810

(7) Includes basic net income per share derived from PPP loans (tax effected) of:	$0.06	$0.12	$0.13	$0.20	$0.11

(8) Includes diluted net income per share derived from PPP loans (tax effected) of:	$0.06	$0.12	$0.13	$0.20	$0.11

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED) (CONTINUED):	Three Months Ended
Noninterest Expense Detail by Segment	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2021	2021	2021	2021	2020
Core Banking Segment:
Compensation (9)	$5,776	$5,220	$5,039	$4,895	$4,127
Occupancy	1,357	1,415	1,473	1,387	1,392
Advertising	232	268	213	248	177
Other	2,117	1,897	2,639	2,461	2,416
Total Noninterest Expense	$9,482	$8,800	$9,364	$8,991	$8,112

SBA Lending Segment (Q2):
Compensation	$1,685	$1,602	$1,697	$1,929	$2,280
Occupancy	78	83	101	129	93
Advertising	9	6	3	8	10
Other	464	282	405	383	363
Total Noninterest Expense	$2,236	$1,973	$2,206	$2,449	$2,746

Mortgage Banking Segment:
Compensation (9)	$9,830	$11,456	$14,594	$22,657	$27,455
Occupancy	678	723	1,012	998	1,100
Advertising	551	588	1,133	1,796	2,124
Other	2,075	1,564	2,310	2,393	2,865
Total Noninterest Expense	$13,134	$14,331	$19,049	$27,844	$33,544

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Mortgage Banking Noninterest Expense Fixed vs. Variable	2021	2021	2021	2021	2020
(In thousands)
Noninterest Expense - Fixed Expenses	$7,752	$7,779	$9,764	$11,713	$13,296
Noninterest Expense - Variable Expenses (10)	5,382	6,552	9,285	16,131	20,248
Total Noninterest Expense	$13,134	$14,331	$19,049	$27,844	$33,544

	Three Months Ended
SBA Lending (Q2) Data	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except percentage data)	2021	2021	2021	2021	2020
Final funded loans guaranteed portion sold, SBA	$14,131	$14,894	$17,969	$29,883	$14,116

Gross gain on sales of loans, SBA	$1,841	$2,134	$2,551	$3,858	$1,698
Weighted average gross gain on sales of loans, SBA	13.03%	14.33%	14.20%	12.91%	12.03%

Net gain on sales of loans, SBA (11)	$1,636	$1,912	$2,322	$3,239	$1,267
Weighted average net gain on sales of loans, SBA	11.58%	12.84%	12.92%	10.84%	8.98%

	Three Months Ended
Mortgage Banking Data	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except percentage data)	2021	2021	2021	2021	2020
Mortgage originations for sale in the secondary market	$541,074	$579,458	$739,502	$1,344,873	$1,430,628

Mortgage sales	$587,928	$651,180	$716,425	$1,476,198	$1,349,044

Gross gain on sales of loans, mortgage banking	$12,257	$15,433	$11,765	$27,606	$47,224
Weighted average gross gain on sales of loans, mortgage banking	2.08%	2.37%	1.64%	1.87%	3.50%

Mortgage banking income (12)	$12,744	$12,538	$14,616	$34,095	$43,229

(9) Compensation includes increases for Core Banking and corresponding decreases for Mortgage Banking segments that represent intersegment allocations for loans originated by the Mortgage Banking segment to be held for investment in the Core Banking loan portfolio of:	$975	$678	$-	$-	$-

(10)	Variable expenses represent incentive compensation and advertising expenses.

(11)	Net of commissions, referral fees, SBA repair fees and discounts on unguaranteed portions held-for-investment, and inclusive of gains on servicing assets.

(12)	Net of lender credits and other investor expenses, and inclusive of servicing income, loan fees, gains on mortgage servicing rights, fair value adjustments and gains (losses) on derivative instruments.

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED) (CONTINUED):	Three Months Ended
Summarized Consolidated Average Balance Sheets	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2021	2021	2021	2021	2020
Interest-earning assets
Average balances:
Interest-bearing deposits with banks	$33,065	$63,217	$37,683	$48,035	$34,412
Loans, excluding PPP	1,221,879	1,194,277	1,155,958	1,217,398	1,205,278
PPP loans	51,178	84,288	145,227	164,533	179,316
Investment securities - taxable	47,717	46,005	46,392	42,424	42,462
Investment securities - nontaxable	153,452	148,723	148,280	146,145	146,374
FRB and FHLB stock	19,258	19,258	19,258	19,294	17,992
Total interest-earning assets	$1,526,549	$1,555,768	$1,552,798	$1,637,829	$1,625,834

Interest income (tax equivalent basis):
Interest-bearing deposits with banks	$14	$23	$14	$18	$18
Loans, excluding PPP	13,424	13,279	13,017	13,033	13,171
PPP loans	595	1,219	1,347	2,031	1,085
Investment securities - taxable	405	421	447	432	471
Investment securities - nontaxable	1,509	1,482	1,496	1,487	1,508
FRB and FHLB stock	149	146	161	167	108
Total interest income (tax equivalent basis)	$16,096	$16,570	$16,482	$17,168	$16,361

Weighted average yield (tax equivalent basis, annualized):
Interest-bearing deposits with banks	0.17%	0.15%	0.15%	0.15%	0.21%
Loans, excluding PPP	4.39%	4.45%	4.50%	4.28%	4.37%
PPP loans	4.65%	5.78%	3.71%	4.94%	2.42%
Investment securities - taxable	3.40%	3.66%	3.85%	4.07%	4.44%
Investment securities - nontaxable	3.93%	3.99%	4.04%	4.07%	4.12%
FRB and FHLB stock	3.09%	3.03%	3.34%	3.46%	2.40%
Total interest-earning assets	4.22%	4.26%	4.25%	4.19%	4.03%

Interest-bearing liabilities
Average balances:
Interest-bearing deposits	$913,297	$935,800	$807,342	$840,556	$811,016
Federal Home Loan Bank borrowings	264,617	255,210	272,834	293,819	306,299
Federal Reserve PPPLF borrowings	-	11,937	114,453	158,354	173,701
Subordinated debt and other borrowings	19,870	19,853	19,836	19,786	19,803
Total interest-bearing liabilities	$1,197,784	$1,222,800	$1,214,465	$1,312,515	$1,310,819

Interest expense:
Interest-bearing deposits	$811	$765	$723	$771	$936
Federal Home Loan Bank borrowings	730	725	780	833	861
Federal Reserve PPPLF borrowings	-	12	98	137	153
Subordinated debt and other borrowings	318	319	320	319	337
Total interest expense	$1,859	$1,821	$1,921	$2,060	$2,287

Weighted average cost (annualized):
Interest-bearing deposits	0.36%	0.33%	0.36%	0.37%	0.46%
Federal Home Loan Bank borrowings	1.10%	1.14%	1.14%	1.13%	1.12%
Federal Reserve PPPLF borrowings	0.00%	0.40%	0.34%	0.35%	0.35%
Subordinated debt and other borrowings	6.40%	6.43%	6.45%	6.45%	6.81%
Total interest-bearing liabilities	0.62%	0.60%	0.63%	0.63%	0.70%

Interest rate spread (tax equivalent basis, annualized)	3.60%	3.66%	3.62%	3.56%	3.33%

Net interest margin (tax equivalent basis, annualized)	3.73%	3.79%	3.75%	3.69%	3.46%

Net interest margin, excluding PPP and PPPLF (non-GAAP), (tax equivalent basis, annualized)	3.70%	3.68%	3.78%	3.59%	3.63%